UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22533

Duff & Phelps Utility and Infrastructure Fund Inc.

(Exact name of registrant as specified in charter)

10 South Wacker Drive, Suite 1900

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Utility and Infrastructure Fund Inc. 10 South Wacker Drive, Suite 1900 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Duff & Phelps Utility and Infrastructure Fund Inc.

Annual Report
October 31, 2023

Fund Distributions and Managed Distribution Plan: In June 2015, the Board of Directors (the “Board”) of Duff &  Phelps Utility and Infrastructure Fund Inc. (“DPG” or the “Fund”) adopted a Managed Distribution Plan (the “Plan”), which currently provides for the Fund to continue to make a quarterly distribution on its common stock of 21.0 cents per share. The quarterly distribution prior to the September 2023 distribution was 35.0 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution rate that has been approved by the Board.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source.
The amounts and sources of distributions reported in your quarterly written statements are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value or widening an existing trading discount.
The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dpg under the “Dividend and Distributions” tab. The tax characterization of the Fund’s historical distributions can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

December 15, 2023
Dear Fellow Shareholders:
Performance Review:  The Fund declared two quarterly distributions in the second half of the 2023 fiscal year.  The 21-cent quarterly dividend, without compounding, is 84 cents on an  annualized basis, which is equal to 10.2% of the October 31, 2023 closing price of $8.27 per share.  Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.
For the year ended October 31, 2023, on a net asset value (“NAV”) basis, the Fund’s total return (income plus change in the NAV of the portfolio) was -9.2% and its market value total return was -30.1%, compared to the Composite Index’s -0.9% total return. The Composite Index is composed of the MSCI USA Utilities Index (net), the MSCI World ex USA Utilities Index (net), the Alerian US Midstream Energy Index, the FTSE All-World Telecommunications Index, and the MSCI World Core Infrastructure Selected GICS Index (net), with each index weighted to reflect the sector allocation of the Fund. The Fund’s five-year annualized total return on NAV was 1.7% through October 31, 2023, below the Composite Index, which had a 5.0% annualized total return for that same period. On a market value basis, the Fund had a five-year annualized total return of 1.3% through October 31, 2023.
Challenging 2023, but the Outlook for 2024 is More Promising: As stated above, the Fund experienced a negative return for the 2023 fiscal year, with its highest-weighted sector, domestic utilities, detracting from performance. Beyond sector performance, the Fund experienced an unusual number of idiosyncratic issues with specific holdings, which had a negative impact on performance.  We believe those issues have been addressed and do not anticipate a recurrence in the year ahead.  Below we discuss our views on some of the various factors impacting sector performance in the second half of fiscal 2023, along with some thoughts on the year ahead.
Utilities : Following a relatively good performance in 2022, utility stocks struggled in 2023 as compared to the broader equity market. The S&P 500® Utilities Index was the worst-performing sector in the S&P 500® Index, dropping -7.7% for the 12 months ended October 31, 2023. This compared to a 10.1% increase in the broader S&P 500® Index over the same time period. Most of the S&P 500’s positive performance was concentrated in a few large, tech-focused companies, while other sectors, including utilities, languished.
In our view, the underperformance of the utility sector was primarily due to rising interest rates, as the yield on the benchmark 10-year Treasury bond surged over the 12 months ended October 31, 2023.  As interest rates rose this year, so did bond yields, resulting in fixed income alternatives that were relatively more attractive compared to equities. For utility investors who place a higher emphasis on income, this year was particularly harsh, as Treasury yields moved from being at a discount to the dividend yields offered by utilities to significantly exceeding them.
Rising interest rates also hurt the market for utility-scale, renewable generation.  Offshore wind developers cancelled several large projects which were rendered uneconomic due to higher interest rates and rising costs.  Utility companies Eversource Energy and Avangrid were involved in partnerships with cancelled projects.  Even NextEra Energy, the leading developer of onshore wind and solar projects in the US, was impacted.  Its stock price suffered a sharp decline when the company disclosed interest rate-driven problems at its financing vehicle, NextEra Energy Partners.  Developers have since adjusted to the rise in supply chain costs and interest rates, by raising price of contracts, among other measures, and the pipeline of new projects remains strong.  In addition, provisions from the (long delayed) Inflation Reduction Act 2022, such as tax equity financing, are anticipated to help with financing costs.
Utilities also faced a tougher regulatory backdrop in 2023.  Public utility commissions focused on insulating ratepayers from rising energy costs and the effect of higher capital costs.  They tried to balance this with the desire to invest in the electrical grid for safety and the energy transition.  Despite this tougher scrutiny, most utility rate cases have been decided with reasonable outcomes which take into account rising capital costs.  Falling energy prices in the latter part of 2023 have also reduced pressure on ratepayer bills.
Looking forward, we see some tailwinds that are supportive of growth in 2024 and over the long term.  Electricity demand growth has been anemic for many years, but that seems to be changing. One of the key drivers of demand is the explosion of artificial intelligence (AI) and the need for data centers, which are significant consumers of electricity. The transition to renewables and increased electrification is also driving asset growth for utilities, including investment in transmission and grid resiliency. Regulatory support at both the Federal and state levels is helping to fund these initiatives.
The market is increasingly adopting the view that interest rates are close to, or have reached, their peak level, which has put some upward pressure on utility stock prices.  The utility sector currently trades near a historically wide discount to the broader market on a price-to-earnings basis. In a more favorable interest rate environment, or a more volatile market backdrop, the sector’s discount versus the broader market should narrow, providing potential upside to utility stocks.
International Utilities: European utilities experienced a strong relief rally in the first half of the fiscal year when warm winter weather averted the severe energy shortages and economic disruptions that had been expected.  The Fund’s international utility investments lagged due to our more cautious stance in Europe, as we had felt that the potential risks outweighed likely returns.  Europe is in a better position heading into this winter with natural gas storage close to full.  Europe is not yet out of the woods and a cold winter could cause problems.  However, even in this scenario, we think there is now a lower likelihood of political and regulatory overreaction.
Infrastructure: Similar to the international utility sector, transportation infrastructure rallied strongly in the first half of the fiscal year and pulled back in the second half. As 2023 unfolded, many airports saw passenger traffic rise above 2019 levels.  Most toll roads reached 2019 levels of traffic even earlier in the year.  Domestic railroads, on the other hand, had a difficult year due a freight downturn, partly resulting from companies de-stocking inventories.  Over the past few months, freight volumes have improved, and investors have begun to look forward to better margins, driving rail stocks higher.  In addition, the market’s more benign view on interest rates has benefitted transportation infrastructure companies over the past month or two.
Midstream Energy : Solid returns from the Fund’s midstream energy holdings helped to offset some of the weak performance by utilities during the fiscal year. In fact, over the past three years, midstream energy has been the best performing sector in the Fund. Several factors have contributed to the positive returns, including the improved financial health of midstream energy companies. Midstream energy companies have generally maintained low leverage and disciplined capital expenditure (capex) programs.  The resulting free cash flow has led to attractive shareholder-friendly capital allocation policies, including share buybacks and dividend growth.
We believe that fundamentals and valuation levels for midstream energy are supportive heading into 2024.  Volumes of oil, liquids, and natural gas produced in the U.S. continue to grow.  Recent supply cuts from OPEC and

Russia, combined with resilient global demand for crude oil, should sustain global commodity prices and energy investor sentiment in the near term.
Global natural gas prices have moderated, helped by nearly full inventories in Europe. Domestically, we expect a structurally balanced market over the near term, with potential upside to prices due to colder winter weather or any extended supply disruptions. Looking ahead several years, we agree with the market’s bullish stance on natural gas in the U.S., given substantial demand growth driven by new liquified natural gas (LNG) export facilities.
Board of Directors Meeting: At the regular September 2023 Board meeting, the Board declared a quarterly distribution of 21 cents per share to holders of record of common stock on December 15, 2023, with the distribution to be payable on December 29, 2023.  At the regular December 2023 Board meeting, the Board declared a quarterly distribution of 21 cents per share to holders of record of common stock on March 15, 2024, with the distribution to be payable on March 28, 2024.
The Impact of Leverage on the Fund:  The use of leverage enables the Fund to borrow at short-term rates and invest at potentially higher yields on equity holdings.  As of October 31, 2023, the Fund’s leverage consisted of $35 million of floating rate preferred stock and $125 million of floating rate debt.  On that date, the total amount of leverage represented approximately 30% of the Fund’s total assets. As outlined in Notes 8 and 9 to the Fund’s financial statements, the Fund’s borrowings and preferred shares pay interest and dividends based on the OBFR (Overnight Bank Funding Rate) rate and three-month term SOFR (Secured Overnight Financing Rate), respectively, and rising interest rates increase the cost of the Fund’s leverage.
The amount and type of leverage used by the Fund is reviewed quarterly by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage.  In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock.  The use of leverage increases the benefits to the Fund when equity valuations are rising and conversely, exacerbates the negative impact when equity valuations are falling.  In addition, the income-oriented equity investments held in your Fund can be adversely affected by a rise in interest rates.
The Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, has left the target range for the federal funds rate unchanged at its last two meetings, although it has continued to reduce the size of its balance sheet via a runoff of its securities holdings.  Current market expectations are that the FOMC will begin lowering the federal funds rate by mid-2024.
Rising interest rates generally have a negative impact on income-oriented investments, although if improved growth accompanies the rising rates, the impact can be mitigated.  The negative impact of rising interest rates can also potentially be mitigated by an improved outlook for long-term inflation, or by relative sector performance. The amount and type of leverage employed by the Fund could potentially be modified or eliminated at any time due to the need to meet asset coverage requirements of the leverage or if the Board of Directors came to view the long-term expected benefits of the leverage less favorably.
Managed Distribution Plan: As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the Plan) pursuant to which the Fund makes a quarterly distribution at a rate of 21 cents per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the Plan did not have a material impact on the Fund’s investment strategy.  Refer to the financial highlights and Note 6, “Distribution and Tax Information,” in this report for further information about the Fund’s distributions and the Plan’s effect on net asset value.
Visit us on the Web—You can obtain more information about the Fund, including the most recent shareholder financial reports and distribution information, at our website, www.dpimc.com/dpg. We appreciate your interest in Duff & Phelps Utility and Infrastructure Fund Inc., and we will continue to do our best to be of service to you.
Eric Elvekrog, CFA, CPA President and Chief Executive Officer	David Grumhaus Vice President and Chief Investment Officer
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward looking statements or views expressed herein.

Total Return[1] For the period indicated through October 31, 2023
	One Year	Three Years (annualized)	Five Years (annualized)	Ten Years (annualized)
Duff & Phelps Utility and Infrastructure Fund Inc.
Market Value[2]	-30.1%	3.8%	1.3%	1.0%
Net Asset Value[3]	-9.2%	4.1%	1.7%	0.9%
Composite Index[4]	-0.9%	7.6%	5.0%	2.8%
MSCI USA Utilities Index (net)[4]	-8.7%	0.8%	4.3%	6.6%
Alerian US Midstream Energy Index[4]	11.2%	38.7%	10.7%	N/A
FTSE All-World Telecommunications Index[4]	5.3%	-0.7%	0.2%	0.5%
MSCI World Core Infrastructure Selected GICS® (net)[4]	-1.1%	3.1%	N/A	N/A
MSCI World ex USA Utilities Index (net)[4]	13.1%	0.9%	4.6%	2.8%
Growth of $10,000  for periods ended 10/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the closing market price of the last business day of the prior period and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 15 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the Alerian US Midstream Energy, MSCI USA Utilities (net), MSCI World ex USA Utilities (net), MSCI World Core Infrastructure Selected GICS (net), and FTSE All-World Telecommunications Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of month market values. The MSCI World Core Infrastructure Selected GICS Index (net) incepted on November 1, 2020, and thus does not have five- and ten-year return information. The Alerian US Midstream Energy Index was launched June 25, 2018 and therefore does not have ten-year return information. Prior to November 1, 2018, the Composite Index was a composite of the returns of the Alerian MLP, MSCI USA Utilities, MSCI World ex USA Utilities (net), and MSCI World Telecom Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of month market values. The November 1, 2018 change in the indices comprising the Composite Index was discussed in the 2018 Annual Report. The indices are calculated on a total return basis, net of foreign withholding taxes, with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI and Morningstar Direct.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS October 31, 2023
Shares	Description	Value
Common Stocks & MLP Interests—140.8%
	■ Airport Services—1.5%
40,300	Aena SME S.A. (Spain)(1)	$ 5,831,216
	■ Electric, Gas and Water—81.3%
289,990	Alliant Energy Corp.	14,148,612
235,660	Ameren Corp. (1)	17,841,819
134,810	American Electric Power Co., Inc. (1)	10,183,547
1,415,225	APA Group (Australia)(1)	7,397,443
111,800	Atmos Energy Corp. (1)	12,036,388
674,000	CenterPoint Energy, Inc. (1)	18,117,120
297,000	CMS Energy Corp. (1)	16,138,980
206,000	DTE Energy Co. (1)	19,854,280
214,300	Duke Energy Corp. (1)	19,049,127
125,600	Edison International (1)	7,920,336
972,000	EDP - Energias de Portugal S.A. (Portugal)(1)	4,083,039
236,200	Emera, Inc. (Canada)	7,736,221
900,000	Enel SpA (Italy)	5,702,312
110,000	Entergy Corp. (1)	10,514,900
144,500	Evergy, Inc. (1)	7,100,730
445,000	Iberdrola S.A. (Spain)(1)	4,943,972
423,000	NextEra Energy, Inc. (1)	24,660,900
333,117	OGE Energy Corp. (1)	11,392,601
75,000	Orsted AS (Denmark)(1)	3,612,972
939,000	PG&E Corp. (1)(2)	15,305,700
530,235	PPL Corp. (1)	13,027,874
189,000	Public Service Enterprise Group, Inc. (1)	11,651,850
254,000	RWE AG (Germany)(1)	9,710,205
175,000	Severn Trent plc (United Kingdom)	5,649,412
196,300	WEC Energy Group, Inc. (1)	15,976,857
245,300	Xcel Energy, Inc. (1)	14,538,931
		308,296,128
	■ Highways & Railtracks—4.9%
3,232,445	Atlas Arteria Ltd. (Australia)(1)	10,888,163
1,033,000	Transurban Group (Australia)(1)	7,745,451
		18,633,614
Shares	Description	Value
	■ Integrated Telecommunication Services—1.1%
262,000	AT&T, Inc. (1)	$ 4,034,800
	■ Multi-Utilities—8.0%
426,000	E.ON SE (Germany)(1)	5,057,422
576,000	NiSource, Inc.	14,492,160
156,400	Sempra (1)	10,952,692
		30,502,274
	■ Oil & Gas Storage, Transportation and Production—36.4%
127,000	Cheniere Energy, Inc. (1)	21,135,340
202,000	DT Midstream, Inc. (1)	10,901,940
1,546,185	Energy Transfer LP (1)	20,332,333
514,000	EnLink Midstream LLC (1)	6,317,060
754,000	Enterprise Products Partners LP	19,634,160
556,575	MPLX LP (1)	20,058,963
600,000	Plains All American Pipeline LP	9,090,000
207,000	Targa Resources Corp.	17,307,270
382,147	Williams Cos., Inc. (The) (1)	13,145,857
		137,922,923
	■ Railroads—5.1%
49,770	Canadian National Railway Co. (Canada)	5,266,091
112,700	Canadian Pacific Kansas City Ltd. (Canada)	8,001,761
112,000	CSX Corp. (1)	3,343,200
14,000	Norfolk Southern Corp. (1)	2,671,060
		19,282,112
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2023
Shares	Description	Value
	■ Telecom Tower REITs—2.5%
32,500	American Tower Corp. (1)	$ 5,791,175
39,000	Crown Castle, Inc. (1)	3,626,220
		9,417,395
	Total Common Stocks & MLP Interests (Cost $526,659,035)	533,920,462
TOTAL INVESTMENTS—140.8% (Cost $526,659,035)		533,920,462
	Secured borrowings—(33.0)%	(125,000,000)
	Mandatory Redeemable Preferred Shares at liquidation value—(9.2)%	(35,000,000)
	Other assets less other liabilities—1.4%	5,382,999
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$ 379,303,461
(1)	All or a portion of securities is segregated as collateral for borrowings. The value of securities segregated as collateral is $328,754,703.
(2)	Non-income producing.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2023
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2023:
Level 1
Common stocks & MLP interests	$533,920,462
Total investments	$533,920,462
There were no Level 2 or Level 3 priced securities held and there were no transfers into or out of Level 3.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2023

* Percentages are based on total investments rather than net assets applicable to common stock.
Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	United Kingdom Pound Sterling
USD	United States Dollar
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2023
Assets:
Investments at value (cost $526,659,035)	$533,920,462
Cash	4,548,689
Receivables:
Investment securities sold	2,216,500
Dividends	1,640,880
Tax reclaims	591,693
Prepaid expenses	34,989
Total assets	542,953,213
Liabilities:
Due to custodian	2,216,838
Secured borrowings (Note 9)	125,000,000
Payables:
Investment advisory fees (Note 3)	461,503
Administrative fees (Note 3)	37,689
Interest on secured borrowings (Note 9)	678,691
Interest on floating rate mandatory redeemable preferred shares (Note 8)	229,249
Accrued expenses	109,860
Floating rate mandatory redeemable preferred shares (liquidation preference $35,000,000, net of deferred offering costs of $84,078) (Note 8)	34,915,922
Total liabilities	163,649,752
NET ASSETS APPLICABLE TO COMMON STOCK	$379,303,461
CAPITAL:
Common stock ($0.001 par value; 596,000,000 shares authorized and 38,181,740 shares issued and outstanding)	$ 38,182
Additional paid-in capital	406,020,764
Total distributable earnings (accumulated losses)	(26,755,485)
Net assets applicable to common stock	$379,303,461
NET ASSET VALUE PER SHARE OF COMMON STOCK	$ 9.93
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED October 31, 2023
INVESTMENT INCOME:
Dividends (less foreign withholding tax of $502,327)	$ 26,100,159
Less return of capital distributions (Note 2)	(9,458,126)
Total investment income	16,642,033
EXPENSES:
Investment advisory fees (Note 3)	6,232,558
Administrative fees (Note 3)	443,742
Interest expense and fees on secured borrowings (Note 9)	8,080,703
Interest expense and amortization of deferred offering costs on preferred shares (Note 8)	2,749,025
Professional fees	241,771
Reports to shareholders	154,305
Directors’ fees (Note 3)	74,206
Accounting agent fees	59,460
Custodian fees	13,375
Transfer agent fees	11,240
Other expenses	141,281
Total expenses	18,201,666
Net investment income (loss)	(1,559,633)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(23,205,309)
Net realized gain (loss) on foreign currency transactions	18,753
Net realized gain (loss) on written options	822,197
Net change in unrealized appreciation / depreciation on investments and foreign currency translation	(14,404,830)
Net change in unrealized appreciation / depreciation on written options	(71,403)
Net realized and unrealized gain (loss)	(36,840,592)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(38,400,225)
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended October 31, 2023	For the year ended October 31, 2022
OPERATIONS:
Net investment income (loss)	$ (1,559,633)	$ 4,392,301
Net realized gain (loss)	(22,364,359)	19,381,434
Net change in unrealized appreciation / depreciation	(14,476,233)	(36,400,820)
Net increase (decrease) in net assets applicable to common stock resulting from operations	(38,400,225)	(12,627,085)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(974,704)	(4,541,413)
Return of capital	(47,099,302)	(48,709,802)
Decrease in net assets from distributions to common stockholders (Note 6)	(48,074,006)	(53,251,215)
From Capital Share Transactions
Shares issued to common stockholders from dividend reinvestment (66,662 and 122,705 shares, respectively)	849,879	1,654,019
Increase in net assets from capital share transactions	849,879	1,654,019
Total increase (decrease) in net assets	(85,624,352)	(64,224,281)
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	464,927,813	529,152,094
End of year	$379,303,461	$464,927,813
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED October 31, 2023
INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$ (38,400,225)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sale of long-term investments	261,084,005
(Increase) Decrease in investment securities sold receivable	(2,216,500)
Purchases of long-term investments	(193,418,789)
Net (purchases) or sales of money market mutual funds	5,982,710
Net change in unrealized (appreciation)/depreciation on investments	14,469,716
Net change in unrealized (appreciation)/depreciation on written options	71,403
Net realized (gain)/loss on investments	23,205,309
Net realized (gain)/loss on written options	(822,197)
Return of capital distributions on investments	9,458,126
Proceeds from litigation settlements	85
Net proceeds from written options	750,794
Amortization of deferred offering costs on mandatory redeemable preferred shares	64,910
(Increase) Decrease in dividends receivable	(880,656)
(Increase) Decrease in tax reclaims receivable	52,215
(Increase) Decrease in prepaid expenses	(17,012)
Increase (Decrease) in interest payable on secured borrowings	87,183
Increase (Decrease) in interest payable on mandatory redeemable preferred shares	33,162
Increase (Decrease) in affiliated expenses payable	(83,702)
Increase (Decrease) in non-affiliated expenses payable	(2,550)
Cash provided by (used in) operating activities	79,417,987
Cash provided by (used in) financing activities:
Repayment of secured borrowings	(30,000,000)
Redemption of mandatory redeemable preferred shares	(5,000,000)
Cash distribution paid to shareholders	(47,224,127)
Due to custodian	2,216,838
Cash provided by (used in) financing activities	(80,007,289)
Net increase (decrease) in cash and foreign currency	(589,302)
Cash and foreign currency at beginning of period	5,137,991
Cash at end of period	$ 4,548,689
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 849,879
Cash paid during the period for interest expense on secured borrowings	$ 7,965,604
Cash paid during the period for interest expense on floating rate mandatory redeemable preferred shares	$ 2,650,953
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the year ended October 31,
	2023	2022	2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 12.20	$ 13.93	$ 12.11	$ 16.40	$ 15.28
Net investment income (loss)	(0.04)	0.12	0.12	0.22	0.12
Net realized and unrealized gain (loss)	(0.97)	(0.45)	3.10	(3.11)	2.40
Net increase (decrease) from investment operations applicable to common stock	(1.01)	(0.33)	3.22	(2.89)	2.52
Distributions on common stock:
Net investment income	(0.03)	(0.12)	—	(0.71)	—
Net realized gain	—	—	—	—	(0.56)
Return of capital	(1.23)	(1.28)	(1.40)	(0.69)	(0.84)
Total distributions	(1.26)	(1.40)	(1.40)	(1.40)	(1.40)
Net asset value, end of period	$ 9.93	$ 12.20	$ 13.93	$ 12.11	$ 16.40
Market value, end of period	$ 8.27	$ 13.26	$ 14.26	$ 10.20	$ 15.53
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	4.12%	2.51%	2.27%	2.82%	3.20%
Operating expenses, without leverage	1.66%	1.62%	1.62%	1.67%	1.62%
Net investment income (loss)	(0.35)%	0.85%	0.88%	1.59%	0.72%
SUPPLEMENTAL DATA:
Total return on market value(1)	(30.11)%	3.04%	55.26%	(25.95)%	29.13%
Total return on net asset value(1)	(9.21)%	(2.67)%	27.62%	(17.42)%	17.01%
Portfolio turnover rate	32%	50%	45%	50%	48%
Net assets applicable to common stock, end of period (000’s omitted)	$379,303	$464,928	$529,152	$459,201	$621,962
Secured borrowing outstanding, end of period (000’s omitted)	$125,000	$155,000	$170,000	$130,000	$160,000
Asset coverage on secured borrowings(2)	$ 4,314	$ 4,258	$ 4,348	$ 5,148	$ 5,512
Mandatory redeemable preferred shares, end of period (000’s omitted)(3)	$ 35,000	$ 40,000	$ 40,000	$ 80,000	$100,000
Asset coverage on mandatory redeemable preferred shares(4)	$ 84	$ 85	$ 88	$ 80	$ 85
Asset coverage ratio on total leverage (secured borrowings and mandatory redeemable preferred shares), end of period(5)	337%	338%	352%	319%	339%

(1)	Total return on market value assumes a purchase of common stock at the closing market price of the last business day of the prior period and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning, ending and reinvestment values.
(2)	Represents value of net assets applicable to common stock plus the secured borrowings and mandatory redeemable preferred shares (“preferred shares”) outstanding at period end divided by the secured borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred shares.
(3)	The Fund’s preferred shares are not publicly traded.
(4)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end, calculated per $25 liquidation preference per share of preferred shares.
(5)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS October 31, 2023
Note 1. Organization
Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG” or the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following are the significant accounting policies of the Fund:
A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date and is out of the money, the option will be fair valued, and classified as Level 2. The Fund’s Board of Directors has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or unreliable are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.
B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis.
The Fund’s investments include master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital components of its distributions are only

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023
determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended October 31, 2023, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
C.      Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required.
The Fund may be subject to foreign taxes on income or gains on investments, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
E.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.
Options
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.
When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023
Changes in the value of the written options are included in “Net change in unrealized appreciation / depreciation on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.
F.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
G.      Accounting Standards: In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04, (“ASU 2020-04”), Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offering Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has adopted ASU 2020-04 and ASU 2022-06.
Note 3. Agreements and Management Arrangements
A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
B.       Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC (the “Administrator”), an indirect, wholly owned subsidiary of Virtus. The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.
C.      Directors: The Fund pays each director an annual fee. Total fees paid to directors for the year ended October 31, 2023 were $74,206.
D.      Affiliated Shareholder: At October 31, 2023, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 15,237 shares of the Fund, which represent 0.04% of shares of common stock outstanding. These shares may be sold at any time.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023
Note 4. Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023 were $193,418,789 and $261,084,005, respectively.
Note 5. Derivatives Transactions
The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to Note 2E above. During the year ended October 31, 2023, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. All written options have a primary risk exposure of equity price associated with them.
For the year ended October 31, 2023, the average quarterly premiums received for written options was $161,235.
The following is a summary of the derivative activity reflected in the financial statements for the year ended October 31, 2023:
Statement of Assets and Liabilities		Statement of Operations
Assets: None	$—	Net realized gain (loss) on written options	$822,197
Liabilities: Written options at value	—	Net change in unrealized appreciation / depreciation on written options	(71,403)
Net asset (liability) balance	$—	Total realized and unrealized gain (loss)	$750,794
There were no derivatives held as of October 31, 2023.
Note 6. Distributions and Tax Information
At October 31, 2023, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$529,098,613	$61,799,412	$(56,977,563)	$4,821,849

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023
The Fund has capital loss carryovers available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended October 31, 2023, the Fund’s capital loss carryovers are as follows:
Short-Term	Long-Term
$9,845,089	$18,533,149
Certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended October 31, 2023, no late year losses were deferred.
The Fund declares and pays quarterly distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the 21 cents per common share distribution level. The character of distributions is determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid to common shareholders during the years ended October 31, 2023 and 2022 was as follows:

	2023	2022
Distributions paid from:
Ordinary Income	$ 974,704	$ 4,541,413
Return of Capital	47,099,302	48,709,802
Total distributions	$48,074,006	$53,251,215
At October 31, 2023, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Other timing differences	$(31,547,516)
Net unrealized appreciation	4,792,031
$(26,755,485)
Note 7. Reclassification of Capital Accounts
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023
or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
The reclassifications at October 31, 2023 primarily relate to the Fund’s investment in MLPs and the recharacterization of MLP gains and distributions.
Note 8. Floating Rate Mandatory Redeemable Preferred Shares
In 2015, the Fund issued 4,000,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.
On April 20, 2020, the Fund voluntarily redeemed all 800,000 of its outstanding Series A MRP Shares, on October 22, 2021, the Fund voluntarily redeemed all 1,600,000 of its outstanding Series B MRP Shares and on July 14, 2023 the Fund voluntarily redeemed 200,000 of its outstanding Series C MRP Shares.
Key terms of Series C MRP Shares at October 31, 2023 are as follows:
Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date
C	1,400,000	$35,000,000	3M Term SOFR + 2.21%*	7.61%	6.90%	8/24/2025
* Prior to April 1, 2023, the quarterly rate reset of the outstanding Series C shares was 3M LIBOR + 1.95%.
SOFR - Secured Overnight Financing Rate
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $64,910 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations, and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date, which is the last day of each of March, June, September and December.
MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which may vary based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023
these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares.
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.
Note 9. Secured Borrowings
At the beginning of the period, the Fund had a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allowed the Fund to borrow cash from the Bank, up to a limit of $170,000,000 (“Commitment Amount”). Borrowings under the Agreement were collateralized by investments of the Fund. Interest was charged at daily SOFR plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). Total commitment fees accrued from November 1, 2022 through July 12, 2023 were $27,916, and are included in the “Interest expense and fees on secured borrowings” line of the Statement of Operations. For the period November 1, 2022 through July 12, 2023, average daily borrowings under this Agreement and the weighted daily average interest rate were $143,622,047 and 5.44%, respectively.
Effective July 13, 2023, the Fund repaid its borrowing under the Agreement and entered into a Master Margin Loan Agreement (the “New Agreement”) with a different commercial bank (the “New Bank”) that allows the Fund to borrow cash from the New Bank, up to a limit of $150,000,000 (the “New Commitment Amount”). The New Agreement replaces the Agreement. Cash borrowings under the New Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at Overnight Bank Funding Rate (“OBFR”) plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the New Commitment Amount is borrowed at a given time. During the period from July 13, 2023 through October 31, 2023, the Fund had average daily borrowings of $133,198,198 with a weight average daily interest rate of 6.15%. For the same period, no commitment fees were incurred. At October 31, 2023, the Fund had outstanding borrowings of $125,000,000 at a rate of 6.18% for a one-month term.
Note 10. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 11. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Duﬀ & Phelps Utility and Infrastructure Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Infrastructure Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2023, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.
Chicago, Illinois
December 15, 2023

TAX INFORMATION (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2024, the Fund will make available the tax status of all distributions paid for the calendar year 2023. Shareholders should consult their tax advisors. With respect to distributions paid during the fiscal year ended October 31, 2023, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Qualified Dividend Income % (for non-corporate shareholders)	Dividend Received Deduction % (for corporate shareholders)	Long-Term Capital Gain Distributions ($)
100%	100%	$0

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2022: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; and (iii) there have been no material changes in the principal risk factors associated with an investment in the fund. Effective May 5, 2023, Ellen Elberfeld, CFA, retired from her position as co-portfolio manager of the Fund.
Additional information relating to the Fund’s directors and officers, and any other information found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided on the back cover of this report.
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective:  The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation.
Principal Strategies: The Fund seeks to achieve its investment objective by investing primarily in equities of domestic and foreign utilities and infrastructure providers. The Fund’s investment strategies endeavor to take advantage of the income and growth characteristics of equities in these industries.  DPG has an outstanding bank loan to leverage the common stockholders’ investment.
Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry and the infrastructure industry.  The utility industry is defined to include the following sectors: electric, gas, water, telecommunications, and midstream energy.  The infrastructure industry is defined as companies owning or operating essential transportation assets, such as toll roads, bridges, tunnels, airports, seaports, and railroads.
Under normal market conditions, the Fund will invest no more than 60% of its total assets in any one of the five utility sectors. No more than 20% of the Fund’s total assets will be invested in securities of midstream energy companies that are not regulated by a governmental agency. In addition, under normal circumstances, the fund will invest no more than 10% of its total assets in securities of any single issuer. No more than 15% of the Fund’s total assets will be invested in issuers located in “emerging market” countries.
Principal Risks:
Equity Securities Risk: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by a fund goes down, the value of the Fund’s shares will be affected.
Industry/Sector Concentration and Non-Diversification Risk: The Fund invests a significant portion of its total assets in securities in utility and infrastructure companies, and it is not limited in the proportion of assets that it may invest in the securities of any one issuer. The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector.  Events negatively affecting the industries or market sectors in which the fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly. Similarly, if the Fund takes concentrated positions in a small number of issuers, the Fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.
Utilities Industry Risk: Risks that are intrinsic to public utility companies include difficulty in obtaining an adequate return on invested capital, difficult in financing large construction programs during an inflationary period, restrictions on operations and increased costs and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.
Infrastructure-Related Risk:  Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.  Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational, or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Foreign Investing Risk: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities.  The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates.  Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies.  Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.  Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
MLP Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner.  The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the fund, would be adversely affected.
Interest Rate Risk: Changes in interest rates can impact the valuation of individual equity securities, as well as the valuation and perceived risks of the broader equity markets.  Rising interest rates generally have a negative impact on income-oriented investments.  Changes in interest rates have historically impacted the value of securities issued by utility and infrastructure companies.  In addition, rising interest rates raise the cost of leverage for companies, negatively impacting their margins and growth. The negative impact of rising interest rates can potentially be mitigated by an improved outlook for long-term inflation, by improved economic conditions, or by relative sector performance.  Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer term maturities.
Covered Call Options Risk: There are several risks associated with transaction in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  The Fund’s ability to use options successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline.
Leverage Risk: The Fund employs leverage through preferred stock and a line of credit.  While this leverage often serves to increase yield, it also subjects the Fund to increased risks.  These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.  The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds.  However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Market Volatility Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions.  Such price changes may be temporary or may last for extended periods.
Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds.  In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear.  Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Management Risk: The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates.  The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Closed-End Funds Risk: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses.  They may also employ leverage, which may increase volatility.
Distribution Risk: In June 2015, the Board adopted a Managed Distribution Plan (the “Plan”) for the Fund. The Plan currently provides for the continuation of the 21.0 cent per share quarterly distribution. (The Plan previously called for the Fund to pay a 35.0 cent per share quarterly distribution.) While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 21.0 cent per share quarterly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders, in which case the 21.0 cents per share quarterly distribution might not be maintained.
No Guarantee: There is no guarantee that the portfolio will meet its objective.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors and officers of the Fund as of the date of issuance of this report.

Directors of the Fund (Unaudited)

Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Burke and Ms. McNamara, who are elected by the holders of the Fund’s preferred stock. All of the directors of the Fund, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. All of the Fund’s directors currently serve on the board of directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”) and DTF Tax-Free Income 2028 Term Fund Inc. (“DTF”). The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.
The address for all directors is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, Suite 1900, Chicago, IL 60606.
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Independent Directors
Donald C. Burke(1) Age: 63	Director	Term expires 2024; Director since 2014	Private investor since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007–2009; Managing Director, BlackRock, Inc. 2006–2009; Managing Director, Merrill Lynch Investment Managers 1990–2006	104	Director, Avista Corp. (energy company); Director, Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) 2014-2021; Trustee, Goldman Sachs Fund Complex 2010–2014; Director, BlackRock Luxembourg and Cayman Funds 2006–2010

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Mareilé B. Cusack Age: 65	Director	Term expires 2026; Director since 2023	General Counsel, Ariel Investments, LLC (registered investment adviser) 2008-January 2023 (Chief Privacy Officer 2019-January 2023, Senior Vice President 2012-January 2023, Anti-Money Laundering Officer 2010-January 2023 and Vice President 2007-2012); Vice President, Ariel Investment Trust (mutual fund complex) 2008-February 2023 (Anti-Money Laundering Officer 2010-February 2023, Secretary 2014-February 2023 and Assistant Secretary 2008-2014); Vice President, General Counsel, Secretary and Anti-Money Laundering Officer, Ariel Distributors, LLC (registered broker-dealer) 2008-January 2023; Vice President and General Counsel, Ariel Alternatives, LLC (registered investment adviser), Project Black Management Co. (relying adviser) and Ariel GP Holdco, management member to Project Black, LP (private fund) 2021-January 2023; Vice President and Associate General Counsel, Chicago Stock Exchange March-October 2007 (Chief Enforcement Counsel 2004-2007); Chief Legal Officer, Illinois Gaming Board 1995-2001; Branch Chief, Branch of Interpretations and Small Offering Issuers, Chicago Regional Office, U.S. Securities and Exchange Commission 1991-1995 (Staff Attorney, Enforcement Division 1988-1991)	3
Philip R. McLoughlin Age: 77	Director	Term expires 2025; Director since 2011	Private investor since 2010	104	Director, DUC 1996-2021; Chairman of the Board, Lazard World Trust Fund 2010-2019 (Director 1991-2019)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Geraldine M. McNamara Age: 72	Director	Term expires 2026; Director since 2011	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982–2006	104	Director, DUC 2003-2021
Eileen A. Moran Age: 69	Director and Vice Chair of the Board	Term expires 2024; Director since 2011	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C.(investment company) 1990–2011	3	Director, DUC 1996-2021
David J. Vitale Age: 77	Director and Chairman the Board	Term expires 2025; Director since 2011	Chairman of the Board of DNP and DTF since 2009 and DPG since 2011; Advisor, Ariel Investments, LLC 2019-2021; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007– 2008 (Chief Administrative Officer 2003– 2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001– 2002; Vice Chairman and Director, Bank One Corporation 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993–1998 (Director 1992–1998; Executive Vice President 1986–1993)	3	Director, Ariel Alternatives, LLC; Director, United Airlines Holdings, Inc. (airline holding company) 2006-2022; Director, Ariel Investments, LLC 2001-2021; Director, Wheels, Inc. (automobile fleet management) 2001-2021; Director, DUC 2005-2021; Chairman, Urban Partnership Bank 2010-2019
(1) Elected to the DPG Board by the holders of DPG preferred stock, voting as a separate class.

Officers of the Fund (Unaudited)

The officers of the Fund are elected annually by the board of directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus affiliates and receive compensation in such capacities.
Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
David D. Grumhaus, Jr. Duff & Phelps Investment Management Co. 10 SouthWacker Drive, Suite 1900 Chicago, IL 60606 Age: 57	President and Chief Executive Officer since 2021	President and Chief Investment Officer of the Adviser since 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Management 2014-2020)
W. Patrick Bradley Virtus Investment Partners, Inc. One Financial Plaza, Hartford, CT 06103 Age: 51	Vice President and Assistant Treasurer since 2011	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director since 2023, Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director since 2019, Virtus Global Funds ICAV; Director since 2013, Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board
Eric J. Elvekrog, CFA, CPA Duff & Phelps Investment Management Co. 10 South Wacker Drive, Suite 1900 Chicago, IL 60606 Age: 58	Vice President and Chief Investment Officer since July 2016 (Portfolio Manager2011-2016)	Senior Managing Director of the Adviser since 2015 (Vice President 2001-2014; Assistant Vice President 1996-2001; Analyst 1993-1996)
Jennifer S. Fromm Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 50	Vice President and Secretary since 2020	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Kathleen L. Hegyi Duff & Phelps Investment Management Co. 10 South Wacker Drive, Suite 1900 Chicago, IL 60606 Age: 56	Chief Compliance Officer since October 2022	Managing Director, Chief Compliance Officer of the Adviser since August 2022; Senior Compliance Officer,William Blair & Company, L.L.C. 2010 - 2022
Alan M. Meder, CFA, CPA Duff & Phelps Investment Management Co. 10 South Wacker Drive, Suite 1900 Chicago, IL 60606 Age: 64	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since 2011	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Treasurer of Duff & Phelps Utility and Corporate Bond Trust Inc. 2000-2021 and Principal Financial and Accounting Officer and Assistant Secretary 2002-2021

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel J. Petrisko, CFA Duff & Phelps Investment Management Co. 10 South Wacker Drive, Suite 1900 Chicago, IL 60606 Age: 63	Executive Vice President since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017-2021)	Executive Managing Director of the Adviser since 2017 (Senior Managing Director 2014-2017; Senior Vice President 1997-2014; Vice President 1995-1997); Chief Investment Officer of Duff & Phelps Utility and Corporate Bond Trust Inc. 2004-2021, Senior Vice President 2017-2021 and Assistant Secretary 2015-2021 (Vice President 2000-2016; Portfolio Manager 2002–2004)
Nikita K. Thaker Virtus Investment Partners, Inc. One Financial Plaza, Hartford, CT 06103 Age: 45	Vice President and Assistant Treasurer since 2018	Vice President and Closed-End Fund Controller (since 2021), and various officer positions (since 2015-2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2015; Vice President, Controller and Assistant Treasurer, Virtus Closed-End Funds (Assistant Treasurer 2017-2021)

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

All shareholders whose shares are registered in their own name with the Fund’s transfer agent are automatically participants in the Fund’s Automatic Reinvestment and Cash Purchase Plan. Shareholders may opt out of the plan and elect to receive all distributions in cash by contacting the plan administrator, Computershare Trust Company, N.A. (“Computershare”) at the address set forth below.
The plan also permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares and who elect to participate. However, some nominees may not permit a beneficial owner to participate without having the shares re-registered in the owner’s name.
Shareholders who participate in the plan will have all distributions on their common stock automatically reinvested by Computershare, as agent for the participants, in additional shares of common stock of the Fund. When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash distribution is determined as follows:
  1.       If shares of the Fund’s common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price.
  2.       If shares of the Fund’s common stock are trading at a discount from net asset value at the valuation date, Computershare receives the distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by Computershare for all shares purchased by it. If, before Computershare has completed its purchases, the market price equals or exceeds the most recent net asset value of the shares, Computershare may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day on which Computershare purchased shares or (b) 95% of the market price on such day. In such a case, the number of shares received by the participant in respect of the distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.
The valuation date is the payable date of the distribution. On that date, Computershare compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.
The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by Computershare, including a fractional share to six decimal places. Computershare will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares held in the participant’s plan account have full dividend and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.
The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred (currently $0.02 per share but may vary and is subject to change) on any open market purchases of shares by Computershare.
The automatic reinvestment of distributions does not relieve participants of any income tax that may be payable on such distributions. A plan participant will be treated for federal income tax purposes as having received, on the payable date, a distribution in an amount equal to the cash the participant would have received instead of shares. If you participate in the plan, you will receive a Form 1099-DIV concerning the federal tax status of distributions paid during the year.
Plan participants may make additional voluntary cash payments of at least $100 per payment but not more than $3,000 per month (by check or automatic deduction from his or her U.S. bank account) for investment in the Fund by contacting Computershare. Computershare will use such cash payments to purchase shares of the Fund in the open market or in private transactions.
A shareholder may leave the plan at any time by written notice to Computershare. To be effective for any given distribution, notice must be received by Computershare at least seven business days before the record date for that distribution. When a shareholder leaves the plan:
  1.       such shareholder may request that Computershare sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share) after deducting the brokerage commission, or
  2.       if no request is made, such shareholder will receive a statement for the number of full shares held in such shareholder’s plan account, along with a check for any fractional share interest. The fractional share interest will be sold on the open market.
The plan may be terminated by the Fund or Computershare with the Fund’s prior consent, upon notice in writing mailed to each participant.
These terms and conditions may be amended or supplemented by the Fund or Computershare with the Fund’s prior consent, at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing appropriate written notice to each participant.
All correspondence concerning the plan should be directed to the plan administrator, Computershare, P.O. Box 43078, Providence, RI 09240-3078, or contact Fund Services at (866) 270-7598. For more information regarding the plan, please visit the Fund’s website at www.dpimc.com/dpg to view a copy of the plan in its entirety or contact us at (866) 270-7598.

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Board of Directors
DAVID J. VITALE
Chair
EILEEN A. MORAN
Vice Chair
DONALD C. BURKE
MAREILÉ B. CUSACK
PHILIP R. MCLOUGHLIN
GERALDINE M. MCNAMARA
Officers
DAVID D. GRUMHAUS, JR.
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Executive Vice President and Assistant Secretary
ERIC J. ELVEKROG, CFA, CPA
Vice President and Chief Investment Officer
ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary
KATHLEEN L. HEGYI
Chief Compliance Officer
JENNIFER S. FROMM
Vice President and Secretary
W. PATRICK BRADLEY, CPA
Vice President and Assistant Treasurer
NIKITA K. THAKER, CPA
Vice President and Assistant Treasurer
Duff & Phelps Utility
and Infrastructure Fund Inc.
Common stock listed on the New York
Stock Exchange under the symbol DPG
Shareholder inquiries please contact:
Fund Services at (866) 270-7598 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
10 South Wacker Drive, Suite 1900
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP
Independent Registered Public Accounting Firm
Ernst & Young LLP

Item 1.	Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dpimc.com/dpg. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
(a) Audit Fees (1)	$57,780	$57,780

(b) Audit-Related Fees (2)(6)	$0	$0

(c) Tax Fees (3)(6)	$6,955	$6,955

(d) All Other Fees (4)(6)	$0	$0

Aggregate Non-Audit Fees (5)(6)	$6,955	$6,955

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of review of the registrant’s annual federal and excise tax returns and preparation and analysis of state income tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the Audit Committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”) and DTF Tax-Free Income 2028 Term Fund Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP and DTF).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC. (“DPG”)

DTF TAX-FREE INCOME 2028 TERM FUND INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(as adopted on December 14, 2022)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. and DTF Tax-Free Income 2028 Term Fund Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, the issuance of an internal control letter for the Fund’s Form N-CEN and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements (other than the issuance of the internal control letter to be filed with the Fund’s Form N-CEN, which is included in the audit services listed above).

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2024

Dated: December 13, 2023

Service

1.  Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-CEN.

2.  Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters.

3.  Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2024

Dated: December 13, 2023

Service

1.  Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters

2.  Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

3.  General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2024

Dated: December 13, 2023

Service

1.  Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax

2.  Preparation of state tax returns

3.  Consultations with the Fund’s management as to the tax treatment of transactions or events

4.  Tax advice and assistance regarding statutory, regulatory or administrative developments

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2024

Dated: December 13, 2023

Service

None

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Donald C. Burke, Mareile B. Cusack, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

Item 6.	Investments.

(a) A schedule of investments is included as part of the report to stockholders filed under Item 1(a) of this report.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s board of directors has adopted the following proxy voting policies and procedures.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 9, 2022

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

D.	“executive compensation matters” refers to stock option plans and other executive compensation issues, including votes on “say on pay” and “golden parachutes.”

E.	“Fund” refers to DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. or DTF Tax-Free Income 2028 Term Fund Inc., as the case may be.

F.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

G.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

H.	“Principal Underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”), a qualified, non-affiliated independent third party, to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

III.	General policy.

A.

It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.

Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines. However, all proposals are individually evaluated by the Proxy Committee, which may determine to vote contrary to an ISS recommendation when it believes that doing so is in the best interest of the Fund.

IV.	Special factors to be considered when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be achieved (both slates); and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case- by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); whether the board has a sufficient number of independent directors; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives can be achieved (both slates); and stock ownership positions.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by- case basis taking into consideration such factors as: tax and economic benefits associated with amending an issuer’s state of incorporation; dilution or improved accountability associated with changes in capital structure; management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case- by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.

In analyzing shareholder proposals involving social issues, the Delegate shall vote on a case-by-case basis. The Proxy Committee shall incorporate environmental, social and governance (“ESG”) issues into its evaluation of ISS recommendations and the Delegate’s voting of proxies generally, consistent with the Adviser’s fiduciary duties and the economic interests of the Fund and its shareholders.

H.

In analyzing shareholder proposals calling for a report on political contributions, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

I.

In analyzing shareholder proposals calling for a report on lobbying activities, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

The following documents shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations and shall be available for inspection either physically or through electronic means: (i) a copy of these Policies and Procedures; (ii) the proxy voting records of the Fund, including the items of information required to be set forth in SEC Form N-PX and a description of the basis for each proxy vote in accordance with these Policies and Procedures; (iii) a copy of any document created by the Delegate that was material to deciding how to vote or that memorialized the basis for that decision.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for its amendment and/or approval.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Utility and Infrastructure Fund Inc.

The Fund’s Portfolio Manager

Eric J. Elvekrog, CFA, CPA, has been Vice President and Chief Investment Officer of the Fund since July 1, 2016 and has been a Portfolio Manager of the Fund since its inception (July 2011). Mr. Elvekrog has been a Senior Managing Director of Duff & Phelps Investment Management Co. (the “Adviser”) since March 2017 (and Managing Director from 2014 to 2017). Mr. Elvekrog is both a CFA and a CPA and has been a member of the Adviser’s utility/infrastructure team since joining the Adviser in 1993.

Effective May 5, 2023, Ellen Elberfeld, CFA, retired from her position as Co-Portfolio Manager of the Fund.

Other Accounts Managed by the Fund’s Portfolio Manager

The Portfolio Manager does not manage any other accounts.

Compensation of the Fund’s Portfolio Manager

The following is a description of the compensation structure of the Fund’s portfolio managers. The Investment Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and the Investment Adviser are committed to attracting and retaining the highest caliber employees and investment talent. The Investment Adviser’s compensation and benefits program is comprehensive and designed to reward performance and commitment to shareholders. Portfolio managers receive a competitive base salary, an incentive bonus opportunity, and a benefits package.

Following is a more detailed description of the Investment Adviser’s compensation structure:

•

Base Salary: Each individual is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus: Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus restricted stock units or as deferred cash that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the investment professional.

•	Other Benefits: Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio managers compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The Investment Adviser believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Equity Ownership of Portfolio Manager

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2023, by the portfolio manager identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Eric J. Elvekrog	$100,000-$500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On July 14, 2023, the Fund voluntarily redeemed 200,000 of its outstanding Series C MRP shares.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated January 21, 2022, or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended October  31, 2023 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Utility and Infrastructure Fund Inc.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)

Date     December 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)

Date    December 22, 2023

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder,
Treasurer and Assistant Secretary
(Principal Financial Officer)

Date     December 22, 2023